Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. § 1350 ADOPTED PURSUANT TO
§ 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Review of Reef Global Energy I, L.P. (the “Partnership”) on Form 10-Q for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Michael J. Mauceli, Chief Executive Officer, and Daniel C. Sibley, Chief Financial Officer of Reef Partners LLC, the managing general partner of Reef Global Energy I, L.P., certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

This certification is made solely for the purposes of U.S.C. §1350, and not for any other purpose.

/s/ Michael J. Mauceli
Chief Executive Officer Reef Partners LLC May 15, 2003

/s/ Daniel C. Sibley
Chief Financial Officer Reef Partners LLC May 15, 2003